March 9, 2017

DBX ETF TRUST

Deutsche X-trackers Russell 1000 Comprehensive Factor ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus dated December 30, 2016

Effective March 9, 2017, DBX Advisors LLC (the “Adviser”) has adopted a fee waiver arrangement for the Fund. Accordingly, effective immediately, the Summary Prospectus and Statutory Prospectus for the Fund will be revised as follows:

The following table replaces the “Annual Fund Operating Expenses” table in the section of the Summary Prospectus and Statutory Prospectus entitled “Deutsche X-trackers Russell 1000 Comprehensive Factor ETF—Fees and Expenses—Annual Fund Operating Expenses:”

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.25
Other Expenses	None
Total Annual Fund Operating Expenses	0.25
Fee Waiver and/or Expense Reimbursement*	(0.06)
Total Annual Fund Operating Expenses After Fee Waiver	0.19

* The Adviser has agreed, until March 9, 2018, to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the Fund from exceeding 0.19% of the Fund’s average daily net assets. This fee waiver may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

The following table replaces the “Example” table in the section of the Summary Prospectus and Statutory Prospectus entitled “Deutsche X-trackers Russell 1000 Comprehensive Factor ETF—Fees and Expenses—Example:”

1 Year	3 Years	5 Years	10 Years
$19	$74	$135	$312

Please retain this supplement for future reference.